As filed with the Securities and Exchange Commission on August 25, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 – June 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

ADAMS HARKNESS

SMALL CAP GROWTH FUND

SEMI-ANNUAL REPORT

JUNE 30, 2009

(UNAUDITED)

ADAMS HARKNESS SMALL CAP GROWTH FUND

SHAREHOLDER LETTER

JUNE 30, 2009

Dear Shareholder,

The second quarter of 2009 saw the long awaited rally off the bottom materialize as many investors gained confidence the banking system of our country was staved from destruction and the overall economy could start to see “green shoots” emerging from the 18 month recession that has gripped the world. By the end of June, the fundamentals of many industries indeed started to improve and the capital markets that long had been shut down reemerged with surprising force. Investors sought out the most economically sensitive industries and issues and drove their stock prices higher throughout the quarter.

Unfortunately, the Adams Harkness Small Cap Growth Fund (the “Fund”) underperformed its benchmark, the Russell 2000 Growth Index, in the quarter for a variety of reasons. First and foremost, our Fund was in the process of repositioning itself from a defensive standpoint to an offensive standpoint, but we simply didn’t do it fast enough in all the industry sub-sectors. We were well-positioned in the consumer discretionary, energy, and technology sectors, but too defensively positioned in the industrial, healthcare, and financials sectors. Second, that almost every beaten down issue, one with business or balance sheet risk, rallied greater than the average issue in the index. Our discipline simply does not invest in substandard companies, and many of these issues rallied off of their lows quite substantially which negatively affected our relative performance for the quarter. Last but not least, one of our larger over weighted sectors, the consumer discretionary group, started to correct in June after a very strong run off the bottom. Names that had strong runs were the first to start to correct after a very impressive relative run. Our technology names, most notably our semiconductor issues, had the best performance in the quarter as they are very economically sensitive and exhibited strong fundamental performance during the quarter.

Year to date our Fund is underperforming its benchmark for many of the same reasons outlined above. We continue to position the portfolio from a defensive to offensive standpoint and believe the traditional growth sectors, namely technology and consumer discretionary will have the best relative performance long-term as the world economy starts to improve.

We remain constructive on the overall market environment. We believe that the massive amount of stimulus — more, really, from the Federal Reserve than from the government stimulus bill — and the subsequent easing of the lockup in credit, will position the economy for a recovery sometime in the next several quarters, though the strength of the recovery is still open to debate.

The biggest over weights in the portfolio remain technology and consumer discretionary. We are essentially market weight health care, materials and energy and underweight industrials and financials. These bets arise out of our fundamental work with our investment process, although they do dovetail with a modest economic recovery. What we see, when we delve into these companies, is that there are an enormous number of cross currents in the economy, and those companies that can identify them and use them to their advantage become market share takers. Additionally, we have tried to identify companies that have unique characteristics — strong product cycles, new management, restructuring, etc., — that strengthen them somewhat during the economic environment.

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ADAMS HARKNESS SMALL CAP GROWTH FUND

SHAREHOLDER LETTER

JUNE 30, 2009

In the consumer arena, rather than bet on a consumer recovery, we have focused on companies that provide a strong value message to a penny-pinching consumer. For instance, our largest consumer holding, Aeropostale, Inc. (ARO) provides a value-oriented teenager with fashion-right product at a great price. The company is in the second year of a major initiative to improve and enhance its products while improving its margins. As a result, ARO is one of the few retailers that continues to deliver strong positive comps1 while delivering earnings growth in the 25-30% range. Due to general concerns about consumer spending in this economy, the stock sells at a Price to earnings (p/e)2 ratio of about 11 times this year’s earnings. Our largest restaurant holding is BJ’s Restaurants, Inc. (BJRI), which is growing its earnings at a 25% compounded annual rate, despite having about 35% of its stores in California. BJRI offers a newer, casual bar and dining concept with a strong value bent (average ticket is about $12.50), and sells at a discount to its growth rate on 12 months forward earnings.

We have many sub-themes that comprise our technology sector, because there are a lot of crosscurrents in technology. Among the most significant is the convergence of Personal Digital Assistants (PDAs)/cellphones and computers. As computers get smaller, and handhelds get more powerful (á la the Apple iPhone or the Palm Pre), this theoretical convergence becomes an increasing reality, driven in part by telecom service companies who see an opportunity to sell highly profitable subscription services to this potentially vast new market. This convergence was the driver behind our identification of RF Micro Devices, Inc. (RFMD) and Skyworks Solutions, Inc. (SWKS), and Cypress Semiconductor Corp. (CY), all of which are semiconductor component suppliers to handsets. All of these companies are used to making parts smaller, more powerful, and much cheaper than the computer chip makers. We can easily see a scenario — and recent sales trends bear it out — where these three companies, in addition to benefiting from this trend in handsets, are well-positioned to move into the smaller computer applications and even industrial applications over time. Presently, they are all in very strong new product cycles and experiencing significant demand for their products and are benefiting from restructuring and cost-cutting initiatives implemented over the past year. Another trend is Cloud computing — the advent of the Internet and Software as a Service model has made us comfortable with the idea that our files can be safe and protected if they reside someplace other than in our physical location (out there on the “cloud”). The move towards Cloud computing is a move towards outsourcing and viewing technology as a utility — one pays for what one uses, in a very similar manner to water or power — and it is always available. The cost benefit of this trend for corporations is quite powerful and is driving quick uptake of this trend. Companies in the portfolio that benefit from this trend range from Riverbed Technology, Inc. (RVBD), with its Wide Area Network solutions, to Rackspace Hosting, Inc. (RAX) which provides Cloud computing services to small and mid-size businesses.

In the healthcare arena, we have focused on companies that have strong business models now, such as Conceptus, Inc. (CPTS) and Nuvasive, Inc. (NUVA). Both of these are medical device companies that are experiencing very strong growth because of the uniqueness and strength of their products. Conceptus provides a cheaper and better alternative to tubal ligations and is one of the few companies that offer the doctors the

[1]	Comps compare the degree of revenue growth/decline that a firm’s stores achieve relative to their sales in previous years.
[2]	Price-to-earnings (p/e) ratio of a company’s current share price compared to its per-share earnings.

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ADAMS HARKNESS SMALL CAP GROWTH FUND

SHAREHOLDER LETTER

JUNE 30, 2009

ability to make more money on the procedure but saves the insurance companies money — a true win/win in the existing environment that becomes even more powerful if healthcare reform is enacted. Nuvasive offers a unique minimally-invasive platform to spinal procedures; its combination of biologics and mechanics and its minimally invasive platform has the potential to transform the manner in which spinal procedures are performed as they provide a better, cheaper and faster alternative to current technologies. Both of these companies are at an inflection point in their business models where they are experiencing very strong growth in profitability, which should continue over the next several years, regardless of what occurs with healthcare reform, as well as some that potentially can benefit from health care reform, if it is enacted. One such holding is HMSY Holdings Corp., (HMSY), which provides cost recovery services to Medicaid programs and Medicare reimbursement services to public and private hospitals. Currently, HMSY has grown at a rate close to 40%, sells at a discount to that growth rate on a P/E basis, and has the opportunity to close to double its business should the government address health care for the uninsured population in any substantive manner.

Again, in the energy arena, our investments are focused on “transformational” companies, as opposed to a distinct bet that energy prices will recover (our view is actually that they will stay in a wide trading range for the rest of the year). In fact, we are fairly negative on smaller and mid sized domestically focused exploration and production companies, as they employed a high degree of leverage during the boom times which is now limiting their flexibility and lowering their return on investment. Regardless of what happens to the price of the commodity, the two resource companies we own, Brigham Exploration Co. (BEXP) and Rosetta Resources, Inc. (ROSE) are seeking to increase the value of the company through major restructuring and redeployment of assets into new areas. BEXP is transforming itself into a major oil developer in the US through its investment in the Bakken Shale area; ROSE, under its new management (formerly from Burlington Resources, which we rank as among the best managements in the energy space) is in the early stages of transforming itself into a major oil and gas developer, utilizing its debt-free, cash rich balance sheet to take advantage of other companies’ misfortunes.

In the materials space, we have focused on steel providers, as the steel industry has sharply lowered its capacity (unlike the domestic natural gas industry) and is seeing a return of pricing power and an up tick in utilization; it shall also benefit from stimulus and an increase in auto production which industry analysts believe will occur in the second half of this year.

While we believe that the companies in which we have invested are resilient to slow economic growth, we believe there might be some risk if the overall economy were to go into another severe decline, similar to what we saw last fall. If the market were to experience another sharp, quick move upward that focused on lower-priced, lower-quality stocks, regardless of their fundamental outlook, the portfolio might lag. We do not believe that the next move upward in the market will have that focus; that kind of move is usually seen in the initial phases of a credit recovery cycle, which has already occurred. The next phase of the credit recovery cycle in equities is usually more discriminating, and we believe could benefit our portfolio. Also, if individual stock picking becomes more the market’s focus, we believe that this would play to the strengths of our investment process.

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ADAMS HARKNESS SMALL CAP GROWTH FUND

SHAREHOLDER LETTER

JUNE 30, 2009

Sincerely,

Mary Lisanti, CFA

President & Portfolio Manager

The Fund invests in smaller companies which generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources, and less liquid stock. Growth stocks emphasize companies that are believed to offer above-average prospects for capital growth due to their strong earnings and revenue potential. Growth stocks tend to offer relatively low dividend yields.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

The views in this report were those of the Fund manager as of June 30, 2009 and may not reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments in the Fund and do not constitute investment advice.

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ADAMS HARKNESS SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2009

Shares	Security Description	Value

Common Stock - 97.3%
Communications Equipment - 3.5%
3,265	Aruba Networks, Inc.(a)	$28,536
3,205	F5 Networks, Inc.(a)	110,861
10,865	Riverbed Technology, Inc.(a)	251,959

		391,356

Computers and Peripherals - 4.0%
4,495	Compellent Technologies, Inc.(a)	68,549
4,795	Novatel Wireless, Inc.(a)	43,251
1,970	Palm, Inc.(a)	32,643
6,230	Macrovision Solutions Corp.(a)	135,876
5,795	Rackspace Hosting, Inc.(a)	80,319
3,020	Rosetta Stone, Inc.(a)	82,869

		443,507

Consumer Discretionary - 13.5%
5,265	Ameristar Casinos, Inc.	100,193
1,720	Bally Technologies, Inc.(a)	51,462
9,115	BJs Restaurants, Inc.(a)	153,770
2,620	Buffalo Wild Wings, Inc.(a)	85,202
5,085	Central Garden & Pet Co.(a)	55,884
9,060	Cheesecake Factory, Inc.(a)	156,738
965	Chipotle Mexican Grill, Inc.(a)	77,200
6,595	Citi Trends, Inc.(a)	170,679
2,853	Green Mountain Coffee Roasters, Inc.(a)	168,640
2,325	Gymboree Corp.(a)	82,491
2,700	Life Time Fitness, Inc.(a)	54,027
7,510	lululemon athletica, Inc.(a)	97,855
9,775	Smart Balance, Inc.(a)	66,568
3,605	Texas Roadhouse, Inc.(a)	39,331
885	The Buckle, Inc.	28,116
1,640	The Warnaco Group, Inc.(a)	53,136
1,610	Under Armour Inc., Class A(a)	36,032
1,095	United Natural Foods, Inc.(a)	28,744

		1,506,068

Consumer Retail - 7.0%
4,690	Aeropostale, Inc.(a)	160,726
2,735	AnnTaylor Stores Corp.(a)	21,825
13,765	Charming Shoppes, Inc.(a)	51,206
18,395	Chico's FAS, Inc.(a)	178,983
7,310	Coldwater Creek, Inc.	24,708
5,185	J. Crew Group, Inc.(a)	140,099
5,080	Kirkland's Inc.(a)	61,011
5,135	The Dress Barn, Inc.(a)	73,430
5,685	Ulta Salon, Cosmetics & Fragrance, Inc.(a)	63,217

		775,205

Energy - 5.9%
40,310	Brigham Exploration Co.(a)	140,682
1,880	Concho Resources, Inc.(a)	53,937
1,915	Dril-Quip, Inc.(a)	72,961
1,280	Oceaneering International, Inc.(a)	57,856
11,255	Quicksilver Resources, Inc.(a)	104,559

Shares	Security Description	Value
Energy (Continued)

17,922	Rosetta Resources, Inc.(a)	$156,818
1,840	Walter Energy, Inc.	66,682

		653,495

Financials - 1.9%
4,090	First Horizon National Corp.(a)	49,081
23,455	GFI Group, Inc.	158,087

		207,168

Health-Care Services - 16.8%
3,565	Air Methods Corp.(a)	97,538
3,575	AMAG Pharmaceuticals, Inc.(a)	195,445
3,020	athenahealth, Inc.(a)	111,770
6,655	Conceptus, Inc.(a)	112,469
13,910	ev3, Inc.(a)	149,115
10,365	Health Management Associates, Inc., Class A(a)	51,203
5,660	HMS Holdings Corp.(a)	230,475
3,735	Inverness Medical Innovations, Inc.(a)	132,891
3,175	IPC The Hospitalist Co., Inc.(a)	84,741
2,095	Natus Medical, Inc.(a)	24,176
7,400	Nektar Therapeutics(a)	47,952
5,825	NuVasive, Inc.(a)	259,795
410	Orthofix International N.V.(a)	10,254
12,644	POZEN, Inc.(a)	97,106
3,140	Salix Pharmaceuticals, Ltd.(a)	30,992
6,015	SXC Health Solutions Corp.(a)	152,901
1,020	United Therapeutics Corp.(a)	84,997

		1,873,820

Health-Care Technology - 3.0%
11,730	Allscripts Misys Healthcare Solutions, Inc.(a)	186,038
1,945	Eclipsys Corp.(a)	34,582
7,125	Medidata Solutions, Inc.(a)	116,707

		337,327

Industrials - 13.3%
2,280	ArcSight, Inc.(a)	40,516
4,870	Badger Meter, Inc.	199,670
1,725	Bucyrus International, Inc.	49,266
2,880	Chart Industries, Inc.(a)	52,358
1,190	Fuel Systems Solutions, Inc.(a)	24,026
7,135	GrafTech International, Ltd.(a)	80,697
8,030	Houston Wire & Cable Co.	95,637
4,290	ICF International, Inc.(a)	118,361
3,265	Intrepid Potash, Inc.(a)	91,681
1,925	Itron, Inc.(a)	106,010
1,430	Portfolio Recovery Associates, Inc.(a)	55,384
4,935	Steel Dynamics, Inc.	72,693
5,755	Taleo Corp, Class A(a)	105,144
4,675	Titan Machinery, Inc.(a)	59,326
5,650	VistaPrint, Ltd.(a)	240,973
3,500	Wright Express Corp.(a)	89,145

		1,480,887

See Notes to Financial Statements. 5

ADAMS HARKNESS SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2009

Shares	Security Description	Value

Materials - 2.4%
6,385	AK Steel Holding Corp.	$122,528
4,685	Polypore International, Inc.(a)	52,097
1,860	Schnitzer Steel Industries, Inc.	98,320

		272,945

Semiconductors and Semiconductor Equipment - 18.6%
4,860	Cavium Networks, Inc.(a)	81,697
24,610	Cypress Semiconductor Corp.(a)	226,412
9,710	Diodes, Inc.(a)	151,864
8,360	Monolithic Power Systems, Inc.(a)	187,348
6,170	Netlogic Microsystems, Inc.(a)	224,958
32,515	ON Semiconductor Corp.(a)	223,053
28,000	PMC-Sierra, Inc.(a)	222,880
66,805	RF Micro Devices, Inc.(a)	251,187
6,420	Silicon Laboratories, Inc.(a)	243,575
15,015	Skyworks Solutions, Inc.(a)	146,847
8,370	Volterra Semiconductor Corp.(a)	109,982

		2,069,803

Technology - 4.6%
9,190	Aspen Technology, Inc.(a)	78,437
1,960	Coinstar, Inc.(a)	52,332
4,570	Constant Contact, Inc.(a)	90,669
1,845	DealerTrack Holdings, Inc.(a)	31,365
6,315	STEC, Inc.(a)	146,445
3,050	Synaptics, Inc.(a)	117,882

		517,130

Telecommunications Services - 2.1%
3,580	Neutral Tandem, Inc.(a)	105,682
5,235	Starent Networks, Corp.(a)	127,786

		233,468

Utilities - 0.7%
3,890	EnerNOC, Inc.(a)	84,296

Total Common Stock (Cost $9,508,236)		10,846,475

Total Investments - 97.3%
	(Cost $9,508,236)*	$10,846,475
Other Assets and Liabilities, Net - 2.7%		298,932

Total Net Assets - 100.0%		$11,145,407

(a)	Non-income producing security.

*	Cost of investments for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) on investments consists of:

Gross Unrealized Appreciation	$1,600,179
Gross Unrealized Depreciation	(261,940)

Net Unrealized Appreciation (Depreciation)	$1,338,239

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to Note 2 — Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$10,846,475
Level 2 — Other Significant Observable Inputs	–
Level 3 — Significant Unobservable Inputs	–

Total Investments	$10,846,475

In accordance with the adoption of FSP 157-4, the Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS
% of Total Investments
Communications Equipment	3.6%
Computers and Peripherals	4.1%
Consumer Discretionary	13.9%
Consumer Retail	7.1%
Energy	6.0%
Financials	1.9%
Health-Care Services	17.3%
Health-Care Technology	3.1%
Industrials	13.6%
Materials	2.5%
Semiconductors and Semiconductor Equipment	19.1%
Technology	4.8%
Telecommunications Services	2.2%
Utilities	0.8%

100.0%

See Notes to Financial Statements. 6

ADAMS HARKNESS SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2009

ASSETS
Total investments, at value (Cost $9,508,236)	$10,846,475
Cash	94,753
Receivables:
Investment securities sold	254,254
Fund shares sold	8,239
Dividends and interest	403
Prepaid Expenses	7,509

Total Assets	11,211,633

LIABILITIES
Payables:
Investment securities purchased	43,469
Fund shares redeemed	5,182
Accrued Liabilities:
Investment adviser fees	9,323
Compliance services fees	176
Fund service fees	6,085
Other expenses	1,991

Total Liabilities	66,226

NET ASSETS	$11,145,407

COMPONENTS OF NET ASSETS
Paid-in capital	$18,771,745
Accumulated net investment income (loss)	(160,632)
Accumulated net realized gain (loss) from investments	(8,803,945)
Unrealized appreciation (depreciation) on investments	1,338,239

NET ASSETS	$11,145,407

NET ASSET VALUE, OFFERING PRICE PER SHARE
Based on net assets of $11,145,407 and 1,443,927 shares outstanding at $0.000 par value (unlimited shares authorized)	$7.72

See Notes to Financial Statements. 7

ADAMS HARKNESS SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2009

INVESTMENT INCOME
Dividend income	$8,811
Interest income	32

Total Investment Income	8,843

EXPENSES
Investment adviser fees	58,166
Fund service fees (Note 3)	73,551
Shareholder services fees	14,542
Custodian fees	12,132
Professional fees	24,502
Trustees' fees and expenses	231
Compliance services fees	13,632
Registration fees	8,817
Reports to shareholders	8,317
Miscellaneous expenses	6,334

Total Expenses	220,224
Fees waived and expenses reimbursed	(50,749)

Net Expenses	169,475

NET INVESTMENT INCOME (LOSS)	(160,632)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(549,053)
Net change in unrealized appreciation (depreciation) on investments	471,904

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(77,149)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(237,781)

See Notes to Financial Statements. 8

ADAMS HARKNESS SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
OPERATIONS
Net investment income (loss)	$(160,632)	$(351,551)
Net realized gain (loss) on investments	(549,053)	(8,175,439)
Net change in unrealized appreciation (depreciation) on investments	471,904	(3,687,980)

Increase (Decrease) in Net Assets from Operations	(237,781)	(12,214,970)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investments	–	(478,127)

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,127,096	5,587,220
Reinvestment of distributions	–	474,064
Redemption of shares	(3,721,593)	(7,896,942)
Redemption fees	34	1,467

Increase (Decrease) from Capital Transactions	(2,594,463)	(1,834,191)

Increase (Decrease) in Net Assets	(2,832,244)	(14,527,288)

NET ASSETS
Beginning of period	13,977,651	28,504,939

End of period (Including accumulated net investment income (loss) of $(160,632) and $0, respectively)	$11,145,407	$13,977,651

SHARE TRANSACTIONS
Sale of shares	162,254	486,173
Reinvestment of distributions	–	62,957
Redemption of shares	(536,818)	(713,128)

Increase (Decrease) in Shares	(374,564)	(163,998)

See Notes to Financial Statements. 9

ADAMS HARKNESS SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

	Six Months Ended June 30, 2009		Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		February 27, 2004 (a) through December 31, 2004
NET ASSET VALUE, Beginning of Period	$7.69		$14.38		$12.36		$12.03		$10.65		$10.00

INVESTMENT OPERATIONS
Net investment income (loss)	(0.10	)(b)	(0.19	)(b)	(0.23	)(b)	(0.18	)(b)	(0.16	)(b)	(0.07)
Net realized and unrealized gain/(loss) on investments	0.13	(c)	(6.23)		2.77		0.51	(c)	1.67		0.72

Total from Investment Operations	0.03		(6.42)		2.54		0.33		1.51		0.65

Redemption Fees (b)	–	(d)	–	(d)	–	(d)	–	(d)	–	(d)	–

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investments	–		(0.27)		(0.52)		–		(0.13)		–

NET ASSET VALUE, End of Period	$7.72		$7.69		$14.38		$12.36		$12.03		$10.65

TOTAL RETURN (e)	0.39%		(44.63)%		20.54%		2.74%		14.18%		6.50%

RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000's omitted)	$11,145		$13,978		$28,505		$27,212		$9,381		$3,668
Ratios to Average Net Assets (f):
Net expenses	2.91%		1.90%		1.82%		1.65%		1.65%		1.63%
Gross expenses (g)	3.79%		2.78%		2.36%		2.65%		5.17%		13.58%
Net investment income (loss)	(2.76)%		(1.68)%		(1.70)%		(1.41)%		(1.44)%		(1.51)%

PORTFOLIO TURNOVER RATE (e)	234%		521%		380%		497%		307%		500%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.
(d)	Less than $0.01 per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Reflects the expense ratio excluding any waivers.

See Notes to Financial Statements. 10

ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Note 1.  Organization

The Adams Harkness Small Cap Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of June 30, 2009, the Trust had twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

11

ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2009, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Securities Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of December 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended December 31, 2008, remain subject to examination by the Internal Revenue Service.

Income & Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

12

ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – AH Lisanti Capital Growth Fund, LLC (the “Adviser”) is the investment adviser of the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts up to 0.25% annually of the average daily net assets of the shares held by such customers.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration and transfer agency services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $16,000 for service to the Trust ($20,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman). In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board committees. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

13

ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Note 4.  Fees Waived

During the period, certain Fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the period ended June 30, 2009, fees waived were as follows:

Fund Service Fees Waived	Other Waivers	Total Fees Waived
$47,915	$2,834	$50,749

Note 5.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended June 30, 2009, were $27,148,513 and $30,089,668, respectively.

Note 6.  Federal Tax Information and Investment Transactions

As of December 31, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Unrealized Appreciation (Depreciation)	$210,902
Capital and Other Losses	(7,599,459)

Total	$(7,388,557)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 7.  Recent Accounting Pronouncement

In June 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“SFAS 168”). On the effective date of this standard, FASB Accounting Standards Codification™ (“Codification”) will become the source of authoritative U.S. accounting and reporting standards for nongovernmental entities, in addition to guidance issued by the Securities and Exchange Commission. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management is currently evaluating the impact the adoption of SFAS 168 will have on the reporting of the Fund’s financial statements.

Note 8.  Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through August 14, 2009, and the Fund has noted no such events.

14

ADAMS HARKNESS SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION

JUNE 30, 2009

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 441-7031 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the twelve-month period ended June 30, is available, without charge and upon request, by calling (800) 441-7031 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009, through June 30, 2009.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange

15

ADAMS HARKNESS SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION

JUNE 30, 2009

fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, is these transactional costs had been included, your costs would have been higher.

	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,003.90	$14.46	2.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,010.36	$14.51	2.91%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

16

ADAMS HARKNESS SMALL CAP GROWTH FUND

P.O. BOX 588

PORTLAND, ME 04112

(800) 441-7031

WWW.AHSMALLCAP.COM

INVESTMENT ADVISER

AH LISANTI CAPITAL GROWTH, LLC

608 FIFTH AVENUE

SUITE 301

NEW YORK, NY 10020

DISTRIBUTOR

FORESIDE FUND SERVICES, LLC

THREE CANAL PLAZA

SUITE 100

PORTLAND, ME 04101

WWW.FORESIDE.COM

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS, WHICH INCLUDES INFORMATION REGARDING THE FUND’S RISKS, OBJECTIVES, FEES AND EXPENSES, EXPERIENCE OF ITS MANAGEMENT AND OTHER INFORMATION.

228 - SAR - 0609

SEMI-ANNUAL REPORT

June 30, 2009

(Unaudited)

http://www.polarisfunds.com

(888) 263-5594

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2009

Dear Fellow Shareholder,

The Polaris Global Value Fund (the “Fund”) returned 9.81% in the first six months of 2009, outperforming the benchmark MSCI World Index, net dividends reinvested, (the “Index”) at 6.35%. The strong performance was largely due to second quarter returns, whereby the Fund had positive results across all sectors.

The second quarter’s performance may reflect more rational market dynamics, a drastic contrast to erratic buying/selling and hysterical investor behavior of last year. Indeed, 2008 will go down in history as one of the world’s best real life examples of behavioral finance, the study of how human psychology and biochemistry affect the ability of investors to make sound decisions when experiencing the emotions of greed and fear. Consider the biological roots of how 2008 and early 2009 turned out to be among the worst financial markets in history. It is also hard for any investor to deny experiencing some of these behavioral challenges over the last 24 months.

“Neuroscientists have documented the fact that monetary gain stimulates reward … dopamine is released into the nucleus accumbens. Similarly, the threat of financial loss activates the same fight-or-flight circuitry as physical attacks, releasing adrenaline and cortisol into the bloodstream, which results in elevated heart rate, blood pressure, and alertness. These reactions are hardwired into human physiology… Once the losses start mounting, our fear circuitry kicks in and panic ensues, a flight-to-safety leading to a market crash. This is where we are today.” – Andrew W. Lo, Harris & Harris Group Professor at M.I.T. and director of its Laboratory for Financial Engineering, “Fear, Greed, and Crisis Management: A Neuroscientific Perspective,” A Guest Post to The New York Times

During 2008, many investors indiscriminately sold companies, depressing company valuations regardless of fundamentals. During the crisis in the third and fourth quarters of 2008, Polaris stress tested the financial models of the Fund’s companies to determine if the panic selling could be justified by forecasts of cash flow under stressed business conditions. The stress tests resulted in only a limited number of complete sales coupled with portfolio adjustments in late 2008 and early 2009. Importantly, Fund management’s decision to retain companies with depressed valuations based on confidence in the business models, despite poor performance in 2008, formed the basis for outperformance for the six-month period.

Many of the Fund’s portfolio holdings have proven the validity of their business models, gaining strength in the second quarter as a result of cash generation and managing debt levels even in a difficult operating environment exacerbated by a severe credit crisis. Many of the companies have rapidly restructured, suggesting that even a modest sales rebound may create a very positive effect on operating leverage, and consequently, cash flow.

The table below summarizes total returns through June 30, 2009, and shows that the Fund remains ahead of the Index for the past 10 and 15 years and since inception. The Fund’s inception-to-date performance has exceeded benchmark returns with lower market risk, as measured by the beta statistic, of 0.90 since Fund inception (volatility measurement relative to the MSCI World Index). The shorter term 3- and 5-year performance records are materially affected by 2007-2008 results.

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POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2009

The following table summarizes total returns through June 30, 2009.

				June 30, 2009
	YTD	QII	QI	1 Yr	3 Yrs	5 Yrs	10 Yrs	15 Yrs	ITD
Polaris Global Value Fund	9.81%	31.35%	-16.40%	-29.42%	-13.28%	-2.29%	3.96%	8.31%	7.87%
MSCI World Index, net dividends reinvested	6.35%	20.75%	-11.92%	-29.50%	-8.02%	0.03%	-0.84%	4.71%	4.60%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Returns for more than one year are annualized. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (888) 263-5594 or visit the Fund’s website at www.polarisfunds.com. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.43%. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% fee. Fund performance returns shown do not reflect this fee; if reflected, the returns would have been lower. See page 5 for additional disclosure.

SIX-MONTH PERFORMANCE ANALYSIS:

Stimulus monies in the U.S. and China had a positive effect on materials and industrials, as infrastructure and construction projects boosted business and tightened the supply-demand balance in certain materials such as copper, iron ore, coal and methanol. The Fund favors the lowest cost materials producers, which benefit when prices decline causing high cost producers to shut production.

In addition to China’s raw materials purchases, other sources of stimulus appeared in the economy, ranging from lower energy costs, higher demand for construction services/materials and lower interest rates – all of which served to benefit the Fund’s materials and industrials holdings.

The lead portfolio performer in the industrial sector was Mac-Gray Corporation, which rebounded after the company’s annual meeting and the conclusion of a proxy contest. In addition, Scandinavian and Austrian companies performed admirably, backed by flexible business models with a base level of service business. Such service-oriented businesses typically provide stable margins and sustainable cash flow even in the worst of economic conditions.

Firming energy prices stood behind strong performance of multiple energy holdings ranging from France-based Technip to Thai Oil to Sasol Ltd. Up nearly 75% for the six-month period, Technip provides engineering and construction services for oil and gas, petrochemical and other industries.

Within the diverse consumer discretionary sector, homebuilders produced positive results as low interest rates and U.K. housing deficit continued. At the top of this sector was Taylor Wimpey, which returned more than 194% during the six-month period; the smallest return among homebuilders was Bellway Plc at 19%. Home sales and prices held up and volumes increased – a small market inflection with a positive impact on homebuilders. Based on cash generating business models, these homebuilders continued to be proactive in their stabilizing efforts by generating cash through sales of housing inventory, renegotiating their debt covenants and, in some cases, raising new equity capital.

2

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2009

U.S. bank holdings performed well in the second quarter, but on a six-month period, are primarily responsible for inhibiting even better results. Government policy has created great uncertainty about the split of future bank earnings between government and shareholders. While this issue is most relevant to mega-sized financial institutions, all bank stock valuations have suffered.

Further dampening valuations, the stock prices of the Fund’s smaller community banks, which generally did not engage in the rampant lending and security market practices that caused financial market upheaval over the past 18 months, have been punished as badly as the mismanaged financial companies. Rising unemployment may have a further negative impact on the short-term profitability of the Fund’s bank holdings. States like Georgia and Florida will suffer more than other areas such as southern Ohio. Nevertheless, communications with banks’ management offer encouragement, as the problem loans and losses in community banks are readily identifiable and contained, making workouts and recoveries manageable. In some cases, first quarter results already showed moderation in problem assets; the second quarter continued this positive trend for several banks.

U.S. bank valuations remain as depressed as they have been since the late 1980s. Fund management remains very focused on the sector and seeks to benefit from the eventual recovery of bank valuations while preserving value. Polaris’ research indicates there may be a favorable risk/reward tradeoff on a stock-specific basis. For this reason, the Fund continues to hold U.S. banks that underperformed in 2008.

Defensive sectors, comprised of telecommunications and utilities, proved to be stocks that buffered market volatility in 2008. In the beginning of 2009, however, investors began selling these off to take more risk in other industries. As a consequence, the Fund’s holdings in these sectors were negatively impacted.

ASSET ALLOCATION:

During the past six months, Fund management trimmed holdings in non-U.S. financials, Japanese domestic-oriented stocks and a few materials and industrials, where analysis revealed deterioration in fundamentals in relation to evolving market dynamics. The Fund’s management had concerns about a pending economic slowdown in the country due to a stronger yen, and sold off or took profits. This action proved helpful as the Japanese market fell in the first quarter – affecting even defensive holdings in the utilities and telecommunications sectors.

Shares of two Spanish banks were liquidated as a pre-emptive action to preserve capital in light of concerns about the banks’ need to raise capital, which could dilute shareholder interests. The decision further solidified after examining worsening economic conditions in Spain, Mexico and Latin America. During the first half of the year, initial investments were made in an Indian information technology company, a European pharmaceutical company and a U.S. food processor.

By executing such buys and sells, management was able to improve the valuation profile of the portfolio. New investments were made with the objective to provide further diversification relative to the Fund’s weightings in materials, industrials and construction-related sectors. Preservation of capital remains a top priority in the current strategy. The portfolio remained underweight in the U.S. and overweight in Scandinavian countries.

3

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2009

The following table shows the Fund’s asset allocation at June 30, 2009.

	Polaris Global Value Fund Asset Allocation
	World Market Weighting	Portfolio Weighting	Energy	Utilities	Materials	Industrials	Consumer Discretion'y	Consumer Staples	Health Care	Financials	Information Technology	Telecom. Services	Other	Cash
N. America	53.23%	36.35%	1.45%	2.53%	4.45%	10.10%	0.00%	1.55%	4.40%	10.76%	0.00%	1.11%	0.00%	0.00%
Japan	11.28%	9.46%	0.00%	1.88%	0.72%	2.42%	0.65%	2.60%	0.00%	0.00%	0.00%	1.18%	0.00%	0.00%
Other Asia	5.27%	6.32%	1.68%	0.00%	1.88%	0.00%	0.00%	0.00%	0.00%	0.00%	1.69%	1.06%	0.00%	0.00%
Europe	27.75%	33.82%	2.21%	0.00%	7.99%	5.78%	10.69%	2.30%	1.26%	3.58%	0.00%	0.00%	0.00%	0.00%
Scandinavia	2.46%	11.86%	0.00%	0.00%	0.00%	7.54%	1.97%	0.00%	0.00%	2.35%	0.00%	0.00%	0.00%	0.00%
Africa & S. America	0.00%	2.19%	1.72%	0.00%	0.47%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Cash	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Industry Totals		100.00%	7.07%	4.42%	15.51%	25.84%	13.32%	6.45%	5.66%	16.69%	1.69%	3.35%	0.00%	0.00%

Market Weighting	100.00%		11.43%	5.01%	6.81%	10.30%	9.29%	10.46%	10.67%	19.68%	11.71%	4.65%	0.00%	0.00%

Table may not foot due to rounding.

INVESTMENT ENVIRONMENT AND STRATEGY:

Polaris’ investment strategy, which has been honed over more than 25 years, has outperformed its benchmark over the six month period and, more importantly, over the long term. However, Fund management is not willing to rest until performance returns to the objective of beating the Fund’s benchmark with lower than market risk. Management remains vigilant in their research efforts, as ever-changing market dynamics and increased unemployment point to continued volatility. Portfolio changes are being executed, as management sells stocks where future prospects may jeopardize cash flow.

Fund management adopts the conservative view that the economy may still worsen through the middle of next year. However, investors need to “fast forward” their projections by 12 months. Historically, the market has been an accurate forecaster of economic recovery, and usually begins performing well 6-12 months in advance of the economic bottom. Cautiously optimistic that the markets are forecasting recovery, Fund management is mindful of the potential asset bubble created by artificially low interest rates promulgated by governments worldwide. There is little empirical evidence that massive government borrowing creates consumer price inflation; instead, changes in demand and supply of goods and services typically create price adjustments. However, there is considerable evidence that artificially low capital costs (interest rates) below inflation have created, and likely will create, asset price inflation.

The Fund’s holdings in real assets (such as materials and industrials) as well as non-U.S. holdings should help investors benefit from asset price inflation and any potential devaluation of the U.S. dollar. The Fund’s strategy does not invest based on variables such as inflation that are nearly impossible to forecast accurately. Rather, the Fund’s investment discipline is to search for companies that may generate strong and stable free cash flows, easily manage debt service and provide shareholders with sustainable returns in the form of cash payments, stock buybacks or growth in the value of the firm. These attributes should support the valuation of investments.

4

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2009

We remain confident that the Fund’s investment philosophy, discipline and current strategy can result in investments that should be fundamentally sound in the current market. Growing evidence indicates that portfolio companies with healthy cash flows and manageable debt levels may gain strength as the credit crisis persists and competitors struggle or fail. In various economic scenarios, Fund management believes the portfolio is well positioned, buying undervalued “tangible” assets (materials/industrials) and selling companies that reach valuation targets.

We welcome your questions and comments.

Sincerely,

Bernard R. Horn, Jr.

Portfolio Manager

The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund’s fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund’s performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership’s performance had been readjusted to reflect the second year expenses of the Fund, the Fund’s performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The MSCI World, EAFE, and USA Indexes, net dividends reinvested measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World Index is unmanaged and does include the reinvestment of dividends, net of withholding taxes. One cannot invest directly in an index or an average.

The views in this letter were those of the Fund manager as of June 30, 2009, and may not reflect the views of the manager on the date this letter is second published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.

5

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2009

Before investing, you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling (888) 263-5594 or visit the Fund’s website at www.polarisfunds.com. Please read the prospectus carefully before you invest.

Foreside Fund Services, LLC, is the Fund’s Distributor.

The Fund’s annual performance as compared to the benchmark is as follows:

Historical Calendar Year Annual Returns (years ended December 31)

	Polaris Global Value Fund	MSCI World Index		Polaris Global Value Fund	MSCI World Index
2008	-46.19%	-40.71%	1998	-8.85%	24.34%
2007	-3.97%	9.04%	1997	34.55%	15.76%
2006	24.57%	20.07%	1996	23.34%	13.48%
2005	10.52%	9.49%	1995	31.82%	20.72%
2004	23.63%	14.72%	1994	-2.78%	5.08%
2003	47.06%	33.11%	1993	25.70%	22.50%
2002	3.82%	-19.89%	1992	9.78%	-5.23%
2001	2.21%	-16.82%	1991	17.18%	18.28%
2000	-5.82%	-13.18%	1990	-11.74%	-17.02%
1999	16.50%	24.93%

6

POLARIS GLOBAL VALUE FUND

PERFORMANCE CHART AND ANALYSIS

JUNE 30, 2009

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the “Fund”) compared with the Morgan Stanley Capital International (“MSCI”) World Index (“Index”), net dividends reinvested, over the past 10 fiscal years. The Index measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. Past performance is not predictive of, nor a guarantee of future results. Market volatility can significantly impact short-term performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Total Return as of 06/30/09	One Year	Five Year	Ten Year
Polaris Global Value Fund	(29.42)%	(2.29)%	3.96%
MSCI	(29.50)%	0.03%	(0.84)%

Investment Value on 06/30/09
Polaris Global Value Fund	$14,748
MSCI	$ 9,192

7

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2009

Shares	Security Description	Value
Common Stock – 99.8%
Australia – 1.9%
54,852	BHP Billiton, Ltd., ADR	$3,002,050

Austria – 1.3%
51,132	Andritz AG	2,144,741

Belgium – 1.8%
20,044	KBC Groep NV(a)	365,543
30,716	Solvay SA	2,590,997

		2,956,540

Canada – 2.0%
263,937	Methanex Corp.	3,201,781

Finland – 7.3%
132,863	Cargotec Corp., Class B	2,279,510
118,020	Konecranes Oyj	2,773,201
127,618	Kone Oyj, Class B	3,908,199
268,493	YIT Oyj	2,787,248

		11,748,158

France – 5.3%
49,265	Christian Dior SA	3,674,651
25,629	Imerys SA (a)	1,073,395
5,125	Imerys SA NV(a)	195,198
72,300	Technip SA	3,538,753

		8,481,997

Germany – 6.4%
52,100	BASF SE	2,075,712
36,300	Demag Cranes AG	820,886
51,400	Hannover Rueckversicherung AG(a)	1,889,189
18,900	Muenchener Rueckversicherungs Gesellschaft AG	2,548,776
221,100	Tognum AG	2,903,191

		10,237,754

India – 0.4%
16,500	Infosys Technologies, Ltd., ADR	606,870

Ireland – 6.7%
7,885	Anglo Irish Bank Corp., Ltd.(b)	0
91,973	Bank of Ireland(a)	217,406
127,736	CRH PLC	2,911,908
2,005,148	Greencore Group PLC	3,684,926
728,693	Smurfit Kappa Group PLC	3,935,649

		10,749,889

Shares	Security Description	Value
Italy – 2.1%
290,450	Trevi-Finanziaria Industriale SpA	$3,375,786

Japan – 9.4%
142,500	Asahi Breweries, Ltd.	2,051,669
121,200	Culture Convenience Club Co., Ltd.	1,039,199
347,320	Iino Kaiun Kaisha, Ltd.	2,073,068
74,900	Kansai Electric Power Co., Inc.	1,656,065
356	KDDI Corp.	1,892,064
52,416	Meiji Holdings Co., Ltd.	2,111,113
418,000	Nippon Yusen KK	1,809,374
643,000	Showa Denko KK	1,154,710
52,800	Tokyo Electric Power Co., Inc.	1,359,257

		15,146,519

Norway – 1.0%
176,877	Camillo Eitzen & Co. ASA(a)	308,083
171,406	DnB NOR ASA(a)	1,306,174

		1,614,257

South Africa – 2.2%
1,938,619	Metorex, Ltd.(a)	754,204
78,770	Sasol, Ltd.	2,757,831

		3,512,035

South Korea – 2.4%
4,527	Samsung Electronics Co., Ltd.	2,103,681
12,468	SK Telecom Co., Ltd.	1,702,918

		3,806,599

Sweden – 3.5%
43,871	Autoliv, Inc.	1,262,169
391,200	Duni AB	1,901,577
159,802	Investor AB, Class B	2,464,977

		5,628,723

Switzerland – 1.3%
49,600	Novartis AG	2,010,385

Thailand – 1.7%
2,585,650	Thai Oil PCL	2,694,176

United Kingdom – 8.8%
1,275,555	Barratt Developments PLC(a)	3,095,350
262,648	Bellway PLC	2,633,700
613,792	Lloyds Banking Group PLC	706,160
601,146	Persimmon PLC	3,461,518
7,667,040	Taylor Wimpey PLC(a)	4,225,627

		14,122,355

See Notes to Financial Statements.

8

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2009

Shares	Security Description	Value
United States – 34.3%
69,100	Allete, Inc.	$1,986,625
398,344	Ameris Bancorp	2,517,534
93,606	Ametek, Inc.	3,236,895
249,204	Astoria Financial Corp.	2,138,170
169,774	Colony Bankcorp, Inc.	1,207,093
36,344	FPL Group, Inc.	2,066,520
39,317	General Dynamics Corp.	2,177,769
114,600	Health Net, Inc.(a)	1,782,030
131,263	International Bancshares Corp.	1,353,321
50,800	JM Smucker Co.	2,471,928
569,716	Mac-Gray Corp.(a)	7,543,040
77,082	Marathon Oil Corp.	2,322,481
55,049	Praxair, Inc.	3,912,332
9,600	Quest Diagnostics, Inc.	541,728
392,997	Southwest Bancorp, Inc.	3,835,651
116,401	Stewart Information Services Corp.	1,658,714
68,100	The Chubb Corp.	2,715,828
82,282	Toro Co.	2,460,232
74,184	UnitedHealth Group, Inc.	1,853,116
57,551	Verizon Communications, Inc.	1,768,542
221,738	Webster Financial Corp.	1,784,991
56,300	WellPoint, Inc.(a)	2,865,107
29,174	WESCO International, Inc.(a)	730,517

		54,930,164

Total Common Stock (Cost $258,772,284)		159,970,779

Principal Amount	Security Description	Value
Short-Term Investments – 0.0%
Certificates of Deposit – 0.0%
$30,593	Middlesex Savings Bank, 3.35%, 11/20/09	30,593
30,532	Stoneham Savings Bank, 3.20%, 11/24/09	30,532

Total Certificates of Deposit
	(Cost $61,125)	61,125

Total Short-Term Investments
	(Cost $61,125)	61,125

Total Investments – 99.8%
	(Cost $258,833,409)*	$160,031,904
Other Assets and Liabilities, Net – 0.2%		370,747

Net Assets – 100.0%		$160,402,651

ADR	American Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
(a)	Non–income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees.
At the period end, the value of this security amounted to $0 or 0.00% of net assets.

See Notes to Financial Statements.

9

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2009

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$7,025,889
Gross Unrealized Depreciation	(105,827,394)

Net Unrealized Appreciation (Depreciation)	$(98,801,505)

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to Note 2—Security Valuation section in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Common Stocks	$159,970,779	$–	$–	$159,970,779
Certificates of Deposit	–	61,125	–	61,125

TOTAL	$159,970,779	$61,125	$–	$160,031,904

	Level 1	Level 2	Level 3	Total
Other Financial Instruments**	$–	$(8,782)	$–	$(8,782)

**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

Portfolio Holdings

% of Total Investments

Industrials	25.8%
Financials	16.7%
Materials	15.5%
Consumer Discretionary	13.3%
Energy	7.1%
Consumer Staples	6.4%
Health Care	5.7%
Utilities	4.4%
Telecommunication Services	3.4%
Information Technology	1.7%
Short-Term Investments	0.0%

Total	100.0%

See Notes to Financial Statements.

10

POLARIS GLOBAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2009

ASSETS
Total investments, at value (Cost $258,833,409)	$160,031,904
Cash	1,625,806
Foreign currency (Cost $134,666)	134,565
Unrealized gain on currency contracts	199
Receivables:
Investment securities sold	41,683
Fund shares sold	64,445
Interest and dividends	800,563
Trustees fees and expenses	45
Prepaid expenses	16,863

Total Assets	162,716,073

LIABILITIES
Unrealized loss on currency contracts	8,981
Payables:
Fund shares redeemed	19,799
Payable for investment securities purchased	2,024,026
Accrued Liabilities:
Investment adviser fees	133,425
Fund service fees	118,458
Compliance services fees	2,098
Other expenses	6,635

Total Liabilities	2,313,422

NET ASSETS	$160,402,651

COMPONENTS OF NET ASSETS
Paid-in capital	$352,759,478
Undistributed (distributions in excess of) net investment income	1,526,553
Net realized gain (loss) on investments and foreign currency transactions	(95,073,328)
Unrealized appreciation (depreciation) of investments and foreign currency translations	(98,810,052)

NET ASSETS	$160,402,651

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Based on net assets of $160,402,651 and 16,860,296 shares outstanding at $0.000 par value (unlimited shares authorized)	$9.51

See Notes to Financial Statements.

11

POLARIS GLOBAL VALUE FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2009

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes $408,444)	$2,750,683
Interest income	2,216

Total Investment Income	2,752,899

EXPENSES
Investment adviser fees	744,415
Fund service fees (Note 3)	311,170
Custodian fees	23,597
Professional fees	27,173
Registration fees	10,516
Trustees' fees and expenses	3,078
Compliance services fees	20,810
Interest expense (Note 6)	1,993
Miscellaneous expenses	29,207

Total Expenses	1,171,959
Fees waived	(6,161)

Net Expenses	1,165,798

NET INVESTMENT INCOME (LOSS)	1,587,101

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Realized Gain (Loss) on:
Investments	(48,899,488)
Foreign currency transactions	(83,478)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(48,982,966)

Change in Unrealized Appreciation (Depreciation) on:
Investments	57,944,839
Foreign Currency Translations	(8,865)

Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	57,935,974

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	8,953,008

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,540,109

See Notes to Financial Statements.

12

POLARIS GLOBAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
OPERATIONS
Net investment income (loss)	$1,587,101	$6,576,581
Net realized gain (loss) on investments and foreign currency transactions	(48,982,966)	(45,571,300)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	57,935,974	(169,906,296)

Increase (Decrease) in Net Assets Resulting from Operations	10,540,109	(208,901,015)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–	(6,185,088)
Net realized gain on investments	–	(7,917,460)

Total Distributions to Shareholders	–	(14,102,548)

CAPITAL SHARE TRANSACTIONS
Sale of shares	4,096,701	41,080,925
Reinvestment of distributions	9,352	13,259,942
Redemption of shares	(30,512,907)	(257,888,101)
Redemption fees	6,766	110,167

Increase (Decrease) from Capital Share Transactions	(26,400,088)	(203,437,067)

Increase (Decrease) in Net Assets	(15,859,979)	(426,440,630)

NET ASSETS
Beginning of Period	176,262,630	602,703,260

End of Period(a)	$160,402,651	$176,262,630

SHARE TRANSACTIONS
Sale of shares	487,400	2,725,384
Reinvestment of distributions	1,080	1,656,696
Redemption of shares	(3,977,605)	(18,462,084)

Increase (Decrease) in Shares	(3,489,125)	(14,080,004)

(a) Amount includes undistributed (distributions in excess of) net investment income	$1,526,553	$(60,548)

See Notes to Financial Statements.

13

POLARIS GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2009		Year Ended
			December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004
NET ASSET VALUE, Beginning of Period	$8.66		$17.51	$19.98	$16.20	$14.80	$12.04

INVESTMENT OPERATIONS
Net investment income (loss)	0.09	(a)	0.25 (a)	0.20 (a)	0.17 (a)	0.19 (a)	0.05
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.76		(8.41)	(0.94)	3.80	1.36	2.78

Total from Investment Operations	0.85		(8.16)	(0.74)	3.97	1.55	2.83

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.31)	(0.26)	(0.16)	(0.16)	(0.08)
Net realized gain on investments, options and foreign currency transactions	–		(0.38)	(1.49)	(0.04)	–	– (b)

Total Distributions to Shareholders	–		(0.69)	(1.75)	(0.20)	(0.16)	(0.08)

REDEMPTION FEE(a)	–	(b)	– (b)	0.02	0.01	0.01	0.01

NET ASSET VALUE, End of Period	$9.51		$8.66	$17.51	$19.98	$16.20	$14.80

TOTAL RETURN	9.81	%(c)	(46.19)%	(3.97)%	24.57%	10.52%	23.63%
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$160,403		$176,263	$602,703	$608,053	$280,580	$143,010
Ratios to Average Net Assets:
Net investment income (loss)	2.13	%(d)	1.74%	0.99%	0.93%	1.23%	0.73%
Net expenses	1.57	%(d)	1.43%	1.19%	1.23%	1.29%	1.48%
Gross expenses(e)	1.57	%(d)	1.43%	1.19%	1.23%	1.30%	1.48%
PORTFOLIO TURNOVER RATE	11	%(c)	16%	46%	5%	10%	15%

(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

14

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Note 1. Organization

The Polaris Global Value Fund (the “Fund”), is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of June 30, 2009, the Trust had twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation by investing primarily in common stocks (including ADRs) of companies located worldwide (including emerging market countries).

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices provided by independent pricing services. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

15

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

The aggregate value by input level, as of June 30, 2009, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds’ foreign currency exposure. These contracts are intrinsically valued daily based on forward rates, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. Due to the risks associated with these transactions, the Fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

16

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required

The Fund concluded that as of December 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended December 31, 2008, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fee – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions with Related Parties

Investment Adviser – Polaris Capital Management, LLC. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Agent – The Trust has adopted a shareholder servicing plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund, in amounts up to 0.25% annually of average daily net assets of the shares held by such customers. During the six months ended June 30, 2009, the Fund did not make any payments under the Shareholder Service Plan.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration and transfer agency services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration,

17

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $16,000 for service to the Trust ($20,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman). In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

During the period, certain fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the six months ended June 30, 2009, fees waived were $6,161.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the six months ended June 30, 2009, were $16,411,939 and $35,693,743, respectively.

Note 6. Average Borrowings

During the period ended June 30, 2009, the average borrowings from the custodian was $137,016 and the average interest rate was 0.34%. As of June 30, 2009, the Fund did not have any borrowings.

Note 7. Currency Contracts

As of June 30, 2009, the Fund had the following currency contracts outstanding:

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Market Value at 06/30/09	Net Unrealized Appreciation (Depreciation)
2,199,205	CHF	07/01/09	$2,033,007	$2,024,026	$(8,981)
(4,015,545)	JPY	07/01/09	(41,882)	(41,683)	199

CHF	Swiss Franc
JPY	Japanese Yen

18

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

The location on the statement of assets and liabilities of the Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under FASB Statement No. 133, is as follows:

	Location	Asset Derivatives	Location	Liability Derivatives
Foreign currency contracts	Unrealized gain on currency contracts	$199	Unrealized loss on currency contracts	$(8,981)

Realized and unrealized gains and losses on derivatives contracts entered into during the six months ended June 30, 2009 by the Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/Loss	Location	Unrealized Gain/Loss
Foreign currency contracts	Realized gain/loss – foreign currency transactions	$132,555	Unrealized gain/loss – foreign currency translation	$8,782

Note 8. Federal Tax Information and Investment Transactions

As of December 31, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$20,572
Unrealized Appreciation (Depreciation)	(156,848,045)
Capital and Other Losses	(46,069,463)

Total	$(202,896,936)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in passive foreign investment companies.

For tax purposes, the current year post-October loss was $4,829,035. This loss was recognized for tax purposes on the first business day of the Fund’s next year.

Note 9. Recent Accounting Pronouncement

In June 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS 168”). On the effective date of this standard, FASB Accounting Standards Codification™ (“Codification”) will become the source of authoritative U.S. accounting and reporting standards for nongovernmental entities, in addition to guidance issued by the Securities and Exchange Commission. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management is currently evaluating the impact the adoption of SFAS 168 will have on the reporting of the Fund’s financial statements.

Note 10. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through August 14, 2009, and the Fund has noted no such events.

19

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

JUNE 30, 2009

Investment Advisory Agreement Approval

At the February 12, 2009 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

The Board received a presentation from representatives of Polaris (the “Adviser”), discussing the Adviser’s personnel, operations and financial condition. In reviewing the nature, extent and quality of services, the Board considered the scope and quality of services provided by the Adviser under the Advisory Agreement in performing services for the Fund. The Board also considered information regarding the experience and professional background of the portfolio managers at the Adviser and the qualifications of the portfolio managers and other personnel with principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser.

The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement. The Board reviewed the Adviser’s representation that it is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser’s resources devoted to the Fund as well as an assessment of costs and profitability. The Board concluded that the level of the Adviser’s profits attributable to management of the Fund were not excessive in light of the services provided by the Adviser to the Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information regarding fees and total expenses of similar mutual funds. The Board noted that the

20

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

JUNE 30, 2009

Adviser’s advisory fee rate was higher than the median advisory fee rate for funds in its Lipper Inc. peer group; however, the Board also noted that the Fund’s total expense ratio was among the lowest of its Lipper Inc. peer group. Based on the foregoing and on all of the information presented, the Board concluded that the Adviser’s advisory fee charged to the Fund was reasonable.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the Fund’s performance. The Board noted that the Fund performed similar to its benchmark, the MSCI World Index, for the one-year period, and underperformed its benchmark for the three- , and five-year (annualized) periods, and outperformed its benchmark for the ten- and fifteen–year (annualized) periods and since inception (annualized). The Board considered the Adviser’s representation that it remains committed to its investment process and philosophy over time with respect to the Fund. The Board concluded that the Fund’s performance was reasonable relative to its peers and benchmark and that the Fund and its shareholders could benefit from the Adviser’s management of the Fund.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. The Board noted the Adviser’s representation that the scale of the Fund is volatile and may fluctuate. The Board considered the size of the Fund and concluded that it would not be necessary to consider the implementation of fee breakpoints until the time that assets under management grew larger.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of benefit or compensation from its relationship with the Fund other than its management fee from the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

Prior to voting, the Board reviewed a memorandum from Trust Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board (including a majority of the Independent Trustees) concluded that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement, is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (888) 263-5594 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the twelve-month period ended June 30, is available, without charge and upon request, by calling (888) 263-5594 and on the SEC’s website at www.sec.gov.

21

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

JUNE 30, 2009

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009, through June 30, 2009.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, is these transactional costs had been included, your costs would have been higher.

	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,098.15	$8.17	1.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.01	$7.85	1.57%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

22

SEMI-ANNUAL REPORT

June 30, 2009

(Unaudited)

http://www.polarisfunds.com

(888) 263-5594

INVESTMENT ADVISER

Polaris Capital Management, LLC

125 Summer Street

Boston, MA 02110

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

225-SAR-0609

Semi-Annual Report

June 30, 2009

(Unaudited)

The views expressed in this report are those of the Fund’s managers as of June 30, 2009 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. The Fund is subject to various forms of risk including the possible loss of principal. Investing in foreign securities entails risks not associated with domestic equities including economic and political instability and currency fluctuations. Investing in fixed income securities includes the risk that rising interest rates will cause a decline in values. Concentration in particular industries or market sectors can cause increased volatility and market risk than more broadly diversified investments. Investments in securities of small- and mid-capitalization companies involve the possibility of greater volatility than investments in larger capitalization companies. Investments in ADR’s involve many of the same risks as investing in foreign securities.

THE BEEHIVE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2009

“The pessimist sees difficulty in every opportunity. The optimist sees the opportunity in every difficulty.”

—Winston Churchill

Dear Shareholder,

In the context of the last few years, the quarter ended June 30 felt more than just a little refreshing.

But are ‘green’ shoots nothing more than ‘dream’ shoots? Did we all just feel relieved that unemployment ‘only’ hit 9.5%, or that housing prices ‘only’ dropped at an 18% annual rate?

There was a clear irrational despondency that took hold of the market in early March and we believed that the depressed levels could not be sustained. They were not, and stocks (as measured by the S&P 500) rose by nearly 36% from their closing lows. The optimist likes this result; but, the pessimist will immediately respond that stock prices are still more than 40% off their highs. In fact, neither of these comparisons to past levels is as important as determining the future pace of economic activity and how asset prices will respond. We believe the March lows in the stock market reflected a collective ‘bracing for impact’ that never came, but we remain in a very difficult and challenging environment.

The Fund has performed well given the schizophrenic gyrations of 2009, increasing 11.8% for the six months ended June 30 compared to 3.15% for the S&P 500. Performance has been driven by several strong stock selections in the technology sector; Cray, Inc. up 272% year to date, Google, Inc. up 37%, and Microsoft Corp. up 24%; as well as timely investments in healthcare and life science companies; Life Technologies Corp., up 79%, and St. Jude Medical, Inc., up 25% year to date. Negative performers include energy and power companies; Devon Energy Corp., down 16% year to date, and a since exited small position in Dynegy, Inc., down 45%. Insurance company Ace, Ltd. declined 15% year to date, and Comcast Corp., a position we recently increased our investment in, declined 13% year to date.

Investment management is a difficult, emotional and psychological endeavor. Investors tend to feel comforted by current empirical evidence. A strong performance in a particular stock or market generally makes us feel comfortable with continuing to hold the investment. Likewise, a poor performance in a particular stock or market makes us wary of continuing to stay with the investment. This is fodder for behavioral economists who study the irrationality of human behavior in making economic and investment decisions. It is also dangerous stuff for investors.

We, as investors, must constantly question conventional wisdom yet still respect the ‘wisdom of crowds.’ Being a stock investor during the first quarter of 2009 was an exercise of intestinal fortitude as many investors fled for perceived safety. But by the second quarter we were instead testing our restraint to ensure we did not get carried away by newfound, and strong, market enthusiasm.

We apply rigorous research to our investment process, yet there is always that leap of faith where the investor’s judgment is the key ingredient. At the risk of sounding obvious, only identifying a great company is not our task—we must, of course, remain committed to finding great companies, but at a price that reflects their true prospects given both micro and macro factors. Recently, we believe we added several such stocks. We also exited a few where we had misjudged, or were content to take the market’s current price given our expectations of the future.

Early in the second quarter we sold our position in Agilent Technologies, Inc. (Agilent), using the proceeds to add to our investment in industry peer Thermo Fisher Scientific, Inc. (Thermo Fisher), whose shares declined on the back of weaker than expected first quarter results. Thermo Fisher is the largest provider of equipment and consumables to research and analytical customers. Because of its business mix, we believe that it is better positioned than Agilent to weather a difficult economy. Thermo Fisher’s life science and industrial end-markets face favorable secular trends and stand to benefit from the tailwind of government investment in science and research. Thermo Fisher’s scale, balance sheet strength and strong cash flow well position the company to continue its industry leadership. At the time of our purchase, shares were trading at just 12x our estimate of this year’s earnings and have already appreciated in value.

We made a new investment with the purchase of Baxter International, Inc. (Baxter). Baxter participates in the medication delivery and renal care industries, but generates approximately 70% of its profits from the sale of plasma based and recombinant proteins to treat bleeding disorders, immune deficiencies and other blood conditions. Concerns about a near-term supply/demand imbalance in the plasma protein market have weighed on the stock. These concerns ignore healthy long-term demand fundamentals, in part

1

THE BEEHIVE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2009

driven by rising standards of care in developing economies, and plasma collection and fractionation capacity constraints that suggest any supply imbalance will be short lived. Baxter’s base business is strong, and we are optimistic about potential future contributions from new product launches.

During the second quarter we also initiated a position in Hasbro, Inc. (Hasbro). Hasbro is a major participant in the toy and game industry and possesses a brand portfolio with numerous household names, including Transformers, Monopoly, Playskool and Scrabble. In recent years Hasbro management has grown to appreciate that many of its brands have potential across numerous platforms, with Transformers providing a current example. The release of two major motion pictures and the development of video game properties have not only provided incremental profit and margin improvement opportunities for Hasbro, but have also breathed new life into the Transformers franchise and stimulated toy sales. We believe that Hasbro has numerous additional properties that will benefit from similar brand extension. Hasbro generates approximately 50% of its profits from its game segment, which provides more business stability than many of its peers enjoy and helps to support its 3.5% dividend yield.

Investments made during the second quarter generally reduced cash balances in our portfolios, but were partially funded with the proceeds from the sale of other portfolio holdings. In addition to Agilent, we exited positions in Coventry Health Care, Inc. and Cimarex Energy Co. Our expectations for the stocks that we sold have changed in recent months, and the market valuations reflected a degree of optimism about the future that allowed sales proceeds to be redeployed into investments with, in our view, better potential for long-term returns.

Conclusion

From our observations, two time periods are most often used to compare our current hard times. The Great Depression of the 1930’s and “The Lost Decade” experienced in Japan during the 1990’s. There are certainly parallels to both in current events, but there are enough differences to convince us not to model the future on either event. To paraphrase Mr. Twain—this time period may rhyme, but it is not going to be a repeat.

While both historic crashes and today’s challenges resulted from a rapid rise in asset prices and heavy usage of debt, our collective reactions will determine the outcome. In the 1930’s America shrunk the money supply, threw up tariffs, and lacked both depositor insurance and unemployment benefits. This all led to a disastrous outcome. We may be making mistakes today, but they are indisputably not the same ones. The Japanese asset bubble had very different root causes, in fact almost opposite. Japan encouraged high savings rates and domestic investment. With a limited supply of real estate and stocks, asset prices were driven higher and higher as savings accumulated. The Japanese response to the crisis was similar to our own response in some ways, with huge government intervention and the propping up of ‘zombie’ banks and companies. But we believe that a comparison is unfair as the Japanese financial intervention was long delayed and the systematic opacity that resulted exceeded anything that the US government has thus far announced.

From a stock market perspective, both crashes happened after a rapid rise in both the popularity and actual prices of stocks. Our current crisis and crash in stock prices also follows a large bull run, but this was largely a decade ago and the stock mania never really returned after the technology bubble burst in 2000. We, and others, argued then that it would take at least a decade for real enthusiasm to return and for prices to properly revert to rational levels. Although a decade seemed a dramatic call at the time, it may prove to have been too optimistic.

But importantly, we believe stock prices today do indeed reflect a mathematically rational price, even using muted expectations. While home prices and other levered assets are now beginning their own decade or more of correction, a compelling opportunity exists to find rationally priced shares in well capitalized companies with necessary and differentiated products and services. We believe that a well balanced, straightforward, yet rigorously researched portfolio will continue to achieve the best investment results.

Sincerely,

William G. Spears	Robert M. Raich

2

THE BEEHIVE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2009

Shares	Security Description	Value
Common Stock—95.5%
Consumer Discretionary—14.5%
89,855	Comcast Corp., Class A	$1,301,999
24,420	Hasbro, Inc.	591,941
40,330	The Walt Disney Co.	940,899
17,779	Time Warner Cable, Inc. (a)	563,061
44,060	Time Warner, Inc.	1,109,871

		4,507,771

Consumer Staples—11.4%
44,160	CVS/Caremark Corp.	1,407,379
28,720	Nestle SA, ADR	1,080,446
44,090	Unilever PLC, ADR	1,036,115

		3,523,940

Energy—7.5%
20,450	Devon Energy Corp.	1,114,525
31,980	XTO Energy, Inc.	1,219,717

		2,334,242

Financials—8.4%
31,930	ACE, Ltd.	1,412,264
45,100	Axis Capital Holdings, Ltd.	1,180,718

		2,592,982

Health Care Equipment and Services—20.7%
17,660	Baxter International, Inc.	935,274
99,235	Hologic, Inc. (a)	1,412,114
8,190	Laboratory Corp. of America Holdings (a)	555,200
15,910	Quest Diagnostics, Inc.	897,801
34,340	St. Jude Medical, Inc. (a)	1,411,374
48,040	UnitedHealth Group, Inc.	1,200,039

		6,411,802

Industrials—7.6%
41,540	Cooper Industries, Ltd., Class A	1,289,817
33,920	Honeywell International, Inc.	1,065,088

		2,354,905

Pharmaceuticals, Biotechnology & Life Sciences—13.6%
23,925	Johnson & Johnson	1,358,940
33,190	Life Technologies Corp. (a)	1,384,687
36,130	Thermo Fisher Scientific, Inc. (a)	1,473,020

		4,216,647

Technology—8.1%
86,104	Cray, Inc. (a)	678,500
1,406	Google, Inc., Class A (a)	592,756
52,450	Microsoft Corp.	1,246,737

		2,517,993

Utilities—3.7%
20,185	FPL Group, Inc.	1,147,719

Total Common Stock (Cost $27,996,198)		29,608,001

Short-Term Investments—2.3%
Money Market Fund—2.3%
715,828	BlackRock Liquidity Funds TempFund Portfolio, 0.19% (b) (Cost $715,828)	715,828

Total Investments—97.8% (Cost $28,712,026)*		$30,323,829
Other Assets & Liabilities, Net—2.2%		692,590

NET ASSETS—100.0%		$31,016,419

ADR	American Depositary Receipt
PLC	Public Limited Company

(a)	Non-income producing security.

(b)	Represents 7-day effective yield as of June 30, 2009.

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$2,603,151
Gross Unrealized Depreciation	(991,348)

Net Unrealized Appreciation (Depreciation)	$1,611,803

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to Note 2—Security Valuation section in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$4,507,771	$—	$—	$4,507,771
Consumer Staples	3,523,940	—	—	3,523,940
Energy	2,334,242	—	—	2,334,242
Financials	2,592,982	—	—	2,592,982
Health Care Equipment and Services	6,411,802	—	—	6,411,802
Industrials	2,354,905	—	—	2,354,905
Pharmaceuticals, Biotechnology & Life Sciences	4,216,647	—	—	4,216,647
Technology	2,517,993	—	—	2,517,993
Utilities	1,147,719	—	—	1,147,719
Money Market Fund		715,828		715,828

TOTAL	$29,608,001	$715,828	$—	$30,323,829

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	14.9%
Consumer Staples	11.6%
Energy	7.7%
Financials	8.5%
Health Care	21.1%
Industrials	7.8%
Pharmaceuticals, Biotechnology & Life Sciences	13.9%
Technology	8.3%
Utilities	3.8%
Money Market Fund	2.4%

100.0%

See Notes to Financial Statements.	3

THE BEEHIVE FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2009

ASSETS
Total investments, at value (Cost $28,712,026)	$30,323,829
Receivables:
Investment securities sold	1,420,263
Fund shares sold	202,225
Dividends and interest	23,598
Deferred offering costs	5,298
Prepaid Expenses	2,940

Total Assets	31,978,153

LIABILITIES
Payables:
Investment securities purchased	934,807
Accrued Liabilities:
Investment adviser fees	1,000
Fund service fees	10,758
Compliance services fees	2,000
Trustees’ fees and expenses	30
Other expenses	13,139

Total Liabilities	961,734

NET ASSETS	$31,016,419

COMPONENTS OF NET ASSETS
Paid-in capital	$30,367,560
Accumulated net investment income (loss)	100,566
Accumulated net realized gain (loss) from investments and investment violations	(1,063,510)
Unrealized appreciation (depreciation) on investments	1,611,803

NET ASSETS	$31,016,419

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $31,016,419 and 3,727,325 shares outstanding at $0.000 par value (unlimited shares authorized)	$8.32

See Notes to Financial Statements.	4

THE BEEHIVE FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2009

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes of $5,429)	$232,012
Interest income	203

Total Investment Income	232,215

EXPENSES
Investment adviser fees	98,737
Fund service fees (Note 3)	74,285
Distribution	32,912
Custodian fees	6,786
Professional fees	15,829
Trustees’ fees and expenses	521
Compliance services fees	14,984
Registration fees	2,241
Offering costs	15,862
Miscellaneous expenses	14,101

Total Expenses	276,258
Fees waived and expenses reimbursed	(144,609)

Net Expenses	131,649

NET INVESTMENT INCOME (LOSS)	100,566

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(692,694)
Net increase from payments by affiliates and net realized gain (loss) on the disposal of investments in violation of restrictions	(4,351)
Net change in unrealized appreciation (depreciation) on investments	3,920,325

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	3,223,280

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$3,323,846

See Notes to Financial Statements.	5

THE BEEHIVE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2009	September 2, 2008 (a) through December 31, 2008
OPERATIONS
Net investment income (loss)	$100,566	$39,341
Net realized gain (loss) on investments	(692,694)	(366,465)
Net change in unrealized appreciation (depreciation) on investments	3,920,325	(2,308,522)
Net increase from payments by affiliates and net realized gain (loss) on the disposal of investments in violation of restrictions	(4,351)	—

Increase (Decrease) in Net Assets from Operations	3,323,846	(2,635,646)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(46,339)

CAPITAL SHARE TRANSACTIONS
Sale of shares	4,024,101	26,309,216
Reinvestment of distributions	—	46,339
Redemption of shares	(8)	(5,090)

Increase (Decrease) from Capital Transactions	4,024,093	26,350,465

Increase (Decrease) in Net Assets	7,347,939	23,668,480

NET ASSETS
Beginning of period	23,668,480	—

End of period (b)	$31,016,419	$23,668,480

SHARE TRANSACTIONS
Sale of shares	546,791	3,174,999
Reinvestment of distributions	—	6,228
Redemption of shares	(1)	(692)

Increase (Decrease) in Shares	546,790	3,180,535

(a)	Commencement of operations.
(b)	Amount includes accumulated undistributed (distributions in excess of) net investment income of $100,566 and $0, respectively.

See Notes to Financial Statements.	6

THE BEEHIVE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

	Six Months Ended June 30, 2009	September 2, 2008 (a) through December 31, 2008
NET ASSET VALUE, Beginning of Period	$7.44	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.03	0.02
Net realized and unrealized gain/(loss) on investments	0.85	(2.56)

Total from Investment Operations	0.88	(2.54)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.02)

NET ASSET VALUE, End of Period	$8.32	$7.44

TOTAL RETURN (c)	11.83%	(25.45)%

RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000’s omitted)	$31,016	$23,668
Ratios to Average Net Assets (d):
Net expenses	1.00%	1.00%
Gross expenses (e)	2.10%	3.79%
Net investment income (loss)	0.76%	0.79%

PORTFOLIO TURNOVER RATE (c)	22%	7%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers.

See Notes to Financial Statements.	7

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Note 1. Organization

The BeeHive Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of June 30, 2009, the Trust had twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on September 2, 2008. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation—Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the advisor believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2009, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Securities Transactions, Investment Income and Realized Gain and Loss—Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders—Distributions to shareholders of net investment income and capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

8

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Federal Taxes—The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The Fund concluded that as of December 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the period ended December 31, 2008, remains subject to examination by the Internal Revenue Service.

Income & Expense Allocation—The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies—In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Advisor—Spears Abacus Advisors LLC (the “Advisor”) is the investment advisor of the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

Distribution—Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Advisor or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the 1940 Act. The Fund pays the Distributor or any other entity as authorized by the Board a fee of 0.25% of the Fund’s average daily net assets.

Other Service Providers—Atlantic provides fund accounting, fund administration and transfer agency services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers—The Trust pays each independent Trustee an annual retainer fee of $16,000 for service to the Trust ($20,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman). In addition, a $3,000 annual stipend is paid to each Trustee that serves as Chairman of one or more Board committees. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Fund are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

9

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Note 4. Fees Waived

The Advisor has contractually agreed to waive and reimburse a portion of its fees through April 30, 2010, to limit total annual operating expenses to 1.00%. Other fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the period ended June 30, 2009, fees waived were as follows:

Investment Advisor Waived	Investment Advisor Reimbursed	Other Waivers	Total Fees Waived and Reimbursed
$91,630	$7,880	$45,099	$144,609

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended June 30, 2009, were $10,326,436 and $5,500,351, respectively.

As a result of trading inconsistent with the Fund’s nonfundamental investment policies, the Fund incurred a net loss of $4,351. The Adviser reimbursed the Fund for the losses incurred.

Loss on the disposal of investments	$(4,351)
Investment adviser reimbursements for losses on the disposal of investments	4,351

Note 6. Federal Tax Information and Investment Transactions

As of December 31, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Unrealized Appreciation (Depreciation)	$(2,308,522)
Capital and Other Losses	(366,465)

Total	$(2,674,987)

For tax purposes, the current year post-October loss was $34,192. This loss was recognized for tax purposes on the first business day of the Fund’s next year.

Note 7. Recent Accounting Pronouncement

In June 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162” (“SFAS 168”). On the effective date of this standard, FASB Accounting Standards Codification™ (“Codification”) will become the source of authoritative U.S. accounting and reporting standards for nongovernmental entities, in addition to guidance issued by the Securities and Exchange Commission. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management is currently evaluating the impact the adoption of SFAS 168 will have on the reporting of the Fund’s financial statements.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through August 14, 2009, and the Fund has noted no such events.

10

THE BEEHIVE FUND

ADDITIONAL INFORMATION

JUNE 30, 2009

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 684-4915 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the period of September 2, 2008 (the Fund’s commencement of operations) through June 30, 2009, will be available, without charge and upon request, by calling (866) 684-4915 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 &$061; 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value January 1, 2009*	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,118.28	$5.25	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

11

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

Distributor

Foreside Fund Services, LLC

Three Canal Plaza

Suite 100

Portland, ME 04101

www.foreside.com

THE BEEHIVE FUND

P.O. Box 588

Portland, Maine 04112

(866) 684-4915 (toll free)

237-SAR-0609

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Included as part of report to stockholders under Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of directors from shareholders.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	8/21/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	8/21/09

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	8/21/09